Exhibit 1

AMERIPRISE FINANCIAL, INC.

DEBT SECURITIES

UNDERWRITING AGREEMENT BASIC PROVISIONS

[                ]

To the Representative or Representatives
named in the Terms Agreement referred
to below

Ameriprise Financial, Inc., a Delaware corporation (the “Company”), may issue and sell from time to time series of its debt securities registered under the registration statement referred to in Section 2(a) hereof.  Such debt securities may have varying designations, denominations, currencies, interest rates and payment dates, maturities, redemption provisions and selling prices.  The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to in Section 1 hereof relating to the series of debt securities to be issued and sold by the Company pursuant thereto (the “Securities”) to the several underwriters named therein (the “Underwriters”).  The Securities will be issued under an indenture (the “Indenture”), dated as of October 5, 2005, between the Company and U.S. Bank National Association, as trustee (such bank, or such other trustee as may be named for the Securities, being hereinafter referred to as the “Trustee”).  The Terms Agreement relating to the Securities (the “Terms Agreement”), together with the provisions hereof incorporated therein by reference, is herein referred to as this “Agreement.”  If the Underwriters consist only of the firm or firms referred to in the Terms Agreement as Representative or Representatives, then the terms “Underwriters” and “Representatives,” as used herein, shall each be deemed to refer to such firm or firms.

1.             Terms Agreement.  The obligation of the Underwriters to purchase, and the Company to sell, the Securities is evidenced by the Terms Agreement, delivered at the time the Company determines to sell the Securities.  The Terms Agreement specifies the firm or firms which will be Underwriters, the principal amount of the Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Securities, the public offering price, if any, of the Securities, whether the Underwriters are authorized to solicit institutional investors to purchase Securities pursuant to Delayed Delivery Contracts (as hereinafter defined), certain terms thereof and the Underwriters’ compensation therefor and any terms of the Securities not already specified in the Indenture (including, but not limited to, designations, denominations, currencies, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements).  The Terms Agreement specifies any details of the terms of the offering that should be reflected in a post-effective amendment to the Registration Statement or the Prospectus Supplement (each as hereinafter defined).

2.             Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each Underwriter that:

(a)           A registration statement on Form S-3, including a prospectus, relating to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, has been filed with the Commission and has become effective.  Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the registration statement was so prepared and filed and any such amendment has become effective.  A prospectus supplement (the “Prospectus Supplement”) relating to the Securities has been so prepared and will be filed with a prospectus pursuant to Rule 424 under the Act.  Copies of such registration statement and prospectus, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement (including one fully executed copy of the registration statement and of each amendment thereto for counsel for the Underwriters) have been delivered to you.  Such registration statement and prospectus, as amended or supplemented to the date of the Terms Agreement and as supplemented by the Prospectus Supplement are herein referred to as the “Registration Statement” and the “Prospectus.”  Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement and any reference to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of the Terms Agreement.

(b)           The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Registration Statement and the Prospectus, as of the date of the Terms Agreement and at the Closing Date (as hereinafter defined), and any amendment or supplement thereto filed with the Commission on or before the Closing Date, conformed or will conform in all material respects to the requirements of the Act, the Trust Indenture Act, and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to (i) statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through you, specifically for use in the preparation thereof or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-l) under the Trust Indenture Act of the Trustee.

(c)           The documents incorporated by reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), conformed, and any documents so filed and incorporated by reference after the date of the Terms Agreement and on or before the Closing Date will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)           The audited consolidated financial statements of the Company and its consolidated subsidiaries incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in shareholders’ equity and cash flows for the periods therein specified, and said financial statements have been prepared in accordance with generally accepted principles of accounting, applied on a consistent basis throughout the periods involved (except for changes in accounting principles or the application thereof with which Ernst & Young LLP or another independent registered public accounting firm shall have concurred).  Ernst & Young LLP, who examined such financial statements, as set forth in its reports incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm within the meaning of the Act and the Rules and Regulations.  The unaudited consolidated financial statements of the Company, if any, included in the Prospectus and the Registration Statement and the related notes are true, complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and have been prepared in accordance with the instructions in the Rules and Regulations of the Commission.

(e)           The Company and each of its Principal Subsidiaries (as defined below) have been duly organized, are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and in good standing as foreign organizations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure so to qualify would not be material to the Company and its subsidiaries taken as a whole), and have the organizational power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

(f)            The Indenture and the Securities have been duly authorized; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture constitutes, and the Securities, when duly executed, authenticated, issued and delivered as contemplated hereby, by the Indenture and by the Delayed Delivery Contracts, if any, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(g)           Neither the Company nor any of American Enterprise Investment Services, Inc., Ameriprise Certificate Company, Ameriprise Financial Services, Inc., IDS Life Insurance Company, IDS Property Casualty Insurance Company, Threadneedle Asset Management Holdings Ltd., RiverSource Investments, LLC, nor any one or more subsidiaries of the Company that shall succeed to all or substantially all of the business of any of the foregoing subsidiaries or succeed to the ownership of all or substantially all of the property and assets of any of the foregoing subsidiaries (the “Principal Subsidiaries”) is in violation of any of its organizational or governing documents or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole.

(h)           This Agreement has been, and any Delayed Delivery Contracts will be, duly authorized, executed and delivered by the Company.

(i)            Neither the issuance or sale of the Securities, nor the execution, delivery and performance of this Agreement, the Indenture and any Delayed Delivery Contracts and the consummation of any other transactions contemplated herein or in any Delayed Delivery Contracts will conflict with, or result in a breach or violation of, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which it or its properties is bound, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation (applicable to the Company, any of its subsidiaries or any of their respective properties) of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties, the effect of any of which would be material to the Company and its subsidiaries taken as a whole.

(j)            Except as required by the Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, any Delayed Delivery Contract and the Indenture, except as has been duly obtained or made and is in full force and effect.

(k)           Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole from the respective dates as of which information is given in the Registration Statement and the Prospectus.

(l)            Except as described in the Registration Statement and Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries that is required to be disclosed in the Registration Statement.

(m)          The Company is not and, after giving effect to the offering and the sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(n)           The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o)           The Company possesses all licenses, certificates, permits and other authorizations issued by the appropriate national and local U.S. federal and state regulatory authorities necessary to conduct its businesses, except to the extent that the failure to possess any such licenses, permits or other authorizations will not have a material adverse effect on the current or future financial position or results of operations of the Company, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or other authorization that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the current or future financial position or results of operations of the Company, except as set forth in or contemplated in the Prospectus.

3.             Purchase, Sale and Delivery of Securities.  If so authorized in the Terms Agreement, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Securities from the Company pursuant to delayed delivery contracts (“Delayed Delivery Contracts”).  Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve.  Securities to be purchased pursuant to Delayed Delivery Contracts are herein called “Contract Securities.”  When Delayed Delivery Contracts are authorized in the Terms Agreement, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum principal amount of Contract Securities set forth in the Terms Agreement, and the aggregate principal amount of Contract Securities may not exceed the principal amount set forth in the Terms Agreement.  The Company will advise you not later than 10:00A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of the Contract Securities which have been so approved.  You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

The principal amount of Securities to be purchased by each Underwriter as set forth in the Terms Agreement shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the total principal amount of Securities set forth in the Terms Agreement, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the total principal amount of Securities set forth in the Terms Agreement less the aggregate principal amount of Contract Securities.

The Securities to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters through the facilities of The Depository Trust Company unless you shall otherwise instruct against payment by the several Underwriters of the purchase price therefor by wire transfer payable in same-day funds (or as otherwise specified in the Terms Agreement) payable to or upon the order of the Company to the account specified by the Company on the date and at the times specified in the Terms Agreement, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the “Closing Date.”

It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Securities to be purchased by such Underwriter.  Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

The Company will pay to you on the Closing Date for the accounts of the Underwriters any fee, commission or other compensation (other than underwriting discounts, which will be paid through a reduction to the purchase price of the Securities) specified in the Terms Agreement.  Such payment will be made by wire transfer payable in same-day funds to an account specified by you.

4.             Covenants.  The Company covenants and agrees with each Underwriter that:

(a)           The Company will cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act and will notify you promptly of such filing.  During the period in which a prospectus relating to the Securities is required to be delivered under the Act the Company will notify you promptly of the time when any amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion, are required by the Act in connection with the distribution of the Securities by the Underwriters; it will file no amendment or supplement to the Registration Statement or the Prospectus (other than any prospectus supplement relating to the offering of securities other than the Securities registered under the Registration Statement or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any documents which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

(b)           The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(c)           Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus.  If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d)           The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to maintain such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service or process in any jurisdiction where it is not now so subject.

(e)           The Company will furnish to the Underwriters copies of the Registration Statement and the Prospectus (including all documents incorporated by reference therein), and all amendments and supplements to the Registration Statement or the Prospectus which are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act (including all documents filed with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as you may from time to time reasonably request.

(f)            So long as any of the Securities are outstanding, the Company agrees to furnish to you upon your request (i) copies of any reports furnished to the Company’s security holders generally and (ii) any reports and financial statements filed by or on behalf of the Company with the Commission or any national securities exchange.

(g)           The Company will make generally available to its security holders and to you as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(h)           The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issue and delivery of the Securities, all costs, fees and expenses in connection with any listing of the Securities, all expenses in connection with the qualification of the Securities for offering and sale under state securities laws, including the fees and disbursements of counsel for the

Underwriters in connection with such qualification and in connection with the blue sky and legal investment survey, all fees and expenses of the Company’s counsel and accountants and all costs and expenses incident to the preparing, printing, filing and distributing of all documents relating to the offering, including any roadshow, and will reimburse the Underwriters for any expenses and disbursements (including fees and disbursements of counsel not exceeding the amount, if any, specified in the Terms Agreement) incurred by them in connection with the matters referred to in Section 4(d) hereof and the preparation of memoranda relating thereto, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities, and for any fees charged by investment rating agencies for rating the Securities.  If the sale of Securities provided for in this Agreement is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with the proposed purchase and sale of the Securities.

(i)            If so stated in the Terms Agreement, the Company will use its best efforts to cause an application for the listing of the Securities on the New York Stock Exchange or such other securities exchange specified in the Terms Agreement and for the registration of the Securities under the Exchange Act to become effective.

(j)            The Company will not, without your consent, offer or sell, or publicly announce its intention to offer or sell, any debt securities having a maturity of more than one year covered by the Registration Statement or any other registration statement filed under the Act (except under prior contractual commitments or pursuant to bank credit agreements) during the period beginning the date of the Terms Agreement and ending the business day following the Closing Date.

5.             Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters to purchase and pay for the Securities as provided herein shall be subject to the accuracy in all material respects as of the date of the Terms Agreement and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company in all material respects of its obligations hereunder, and to the following additional conditions:

(a)           No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

(b)           No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which in the opinion of Cleary Gottlieb Steen & Hamilton LLP (counsel for the Underwriters) is material, or omits to state a fact which in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)           Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change or any development involving a prospective material change, on a consolidated basis, in the shareholders’ equity, long-term debt, total assets, total revenue or total net income of the Company and its subsidiaries, in the condition (financial or other) or in the earnings of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or any downgrade in the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company or the public announcement by any such agency that it has any debt securities of the Company under surveillance or review, with possible negative implications, which, in your reasonable judgment, makes it impractical or inadvisable to offer, sell or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

(d)           The Company shall have furnished you the opinion of John C. Junek, Esq., Executive Vice President and General Counsel to the Company, dated the Closing Date, to the effect that:

(i)            The Company and each of its Principal Subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, and have all organizational power and authority necessary to own their respective properties and conduct the businesses in which they are engaged as described in the Prospectus; and except as may be disclosed in the Registration Statement, all outstanding shares of capital stock of each of the Principal Subsidiaries are owned by the Company directly, or indirectly through wholly-owned subsidiaries, free and clear of any lien, pledge and encumbrance or, to the best of such counsel’s knowledge, any claim of any third party, except as permitted by the Indenture;

(ii)           The Indenture has been duly authorized, executed and delivered by the Company; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture constitutes a valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors’ rights generally, to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law and to an implied covenant of good faith and fair dealing);

(iii)          The Securities have been validly authorized and, when duly executed by the proper officers of the Company, duly authenticated by the Trustee or its duly appointed authenticating agent and delivered as contemplated hereby and by the Indenture (and, in the case of any Contract Securities, as contemplated by the Delayed Delivery Contracts with respect thereto), will be validly issued and outstanding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law and to an implied covenant of good faith and fair dealing) and conform in all material respects to the description thereof in the Prospectus;

(iv)          The Indenture conforms in all material respects to the description thereof in the Prospectus;

(v)           The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened by the Commission;

(vi)          The Registration Statement, the Prospectus, and each amendment or supplement thereto comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements or schedules or other data of a financial or statistical nature);

(vii)         Such counsel has no reason to believe that either the Registration Statement or the Prospectus or any such amendment or supplement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to the financial statements or schedules or other data of a financial or statistical nature);

(viii)        The statements made in the Prospectus under the heading “Description of Senior Debt Securities,” insofar as they purport to summarize provisions of documents specifically referred to therein, fairly present the information called for with respect thereto by the registration statement form;

(ix)           Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations of the Commission thereunder, or which are required to be filed by the Exchange Act or the Trust Indenture Act or the Rules and Regulations of the Commission thereunder as exhibits to any document incorporated by reference in the Prospectus, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by such Rules and Regulations of the Commission;

(x)            To the best or such counsel’s knowledge, neither the Company nor any of its Principal Subsidiaries is in violation of its organizational documents, or, to the best of such counsel’s knowledge, in default under any agreement, indenture or instrument the effect of any of which would be material to the Company and its subsidiaries taken as a whole;

(xi)           This Agreement and any Delayed Delivery Contracts have been duty authorized, executed and delivered by the Company;

(xii)          Neither the issuance or sale of the Securities nor the execution, delivery and performance of this Agreement, the Indenture and any Delayed Delivery Contracts by the Company and the consummation of any other transactions contemplated by this Agreement, the Indenture or any Delayed Delivery Contracts will conflict with, or result in a breach or violation of, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or its properties is bound, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation (applicable to the Company, any of its subsidiaries or any of their respective properties) of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties, the effect of any of which would be material to the Company and its subsidiaries taken as a whole;

(xiii)         Except as required by the Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, any Delayed Delivery Contract and the Indenture, except as has been duly obtained or made and is in full force and effect; and

(xiv)        Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries that would affect the ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities, or that are otherwise material in the context of the offer, sale or delivery of the Securities, or is required to be disclosed in the Registration Statement that is not disclosed and correctly summarized therein.

(e)           You shall have received from Faegre & Benson LLP, counsel to the Company, an opinion to the effect that such counsel has no reason to believe that either the Registration Statement or the Prospectus or any such amendment or supplement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to the financial statements or schedules or other data of a financial or statistical nature).

(f)            You shall have received from your counsel, Cleary Gottlieb Steen & Hamilton LLP, such opinion or opinions dated the Closing Date with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g)           The Company shall have furnished to you a certificate of the Chairman of the Board of Directors, President or any Vice President and of the Treasurer or an Assistant Treasurer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

(i)            the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied, in all material respects, with all the agreements and satisfied, in all material respects, all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

(ii)           the Registration Statement, including any supplements or amendments thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, including any supplements or amendments thereto, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and since the effective date of the Registration Statement there has not occurred any event concerning which information is required to be contained in an amended or supplemented Prospectus concerning which such information is not contained therein.

(h)           You shall have received:

(i)            promptly after the time of execution of the Terms Agreement, a letter from Ernst & Young LLP, dated the date of delivery thereof, to the effect set forth in Exhibit II hereto, except for paragraphs (3)(D) and (3)(E) thereof; and

(ii)           on the Closing Date, a letter from Ernst & Young LLP, dated the Closing Date, to the effect set forth in Exhibit II hereto, which letter may refer to their letter delivered pursuant to subsection (i) above and reconfirm the matters set forth therein.

(i)            Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

6.             Indemnification and Contribution.  (a)  The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement when it became effective, or in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you, specifically for use in the preparation thereof, or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee; provided further, that with respect to any untrue statement or omission of material fact made in any preliminary Prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Underwriters, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

(b)           Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when it became effective, or in the Registration Statement, the Prospectus or any amendment or supplement thereto, any related preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you, specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnified party to such indemnifying party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint.  Promptly after receipt by an indemnified party under this subsection (d) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

(e)           The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

7.             Representations and Agreements to Survive Delivery.  All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities.

8.             Substitution of Underwriters.  (a)  If any Underwriter or Underwriters shall fail to take up and pay for the principal amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the principal amount of Securities not purchased does not aggregate more than 10% of the total principal amount of the Securities set forth in the Terms Agreement, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in the Terms Agreement, except as may otherwise be determined by you) the Securities which the withdrawing or defaulting Underwriters agreed but failed to purchase.

(b)           If any Underwriter or Underwriters shall fail to take up and pay for the principal amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the principal amount of Securities not purchased aggregates more than 10% of the total principal amount of Securities set forth in the Terms Agreement hereto, and arrangements satisfactory to you and the Company for the purchase of such Securities by other persons are not made within 36 hours thereafter, this Agreement shall terminate.  In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not to exceed seven full business days, as you shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected.  In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(h) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the principal amount of Securities agreed by such Underwriter to be purchased under this Agreement) be under any liability to the Company (except to the extent provided in Section 6 hereof).  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

9.             Termination.  You shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if (i) the Company shall have failed, refused or been unable, at or to the Closing Date, to perform, in any material respect, any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations is not fulfilled in all material respects, (iii) trading on the New York Stock Exchange shall have been suspended or materially limited, (iv) trading in the Company’s securities on the New York Stock Exchange shall have been suspended or materially limited, (v) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (vi) a general banking moratorium shall have been declared by federal or New York State authorities, or (vii) an outbreak or escalation of hostilities either within or outside the United States, a declaration of war by Congress, any other substantial national or international crisis or calamity or any other event or occurrence of a similar character or other crisis in the financial, political or economic conditions in the United States or elsewhere shall have occurred since the execution of this Agreement which, in your judgment, makes it impractical or inadvisable to proceed with the completion of the offer, sale of and delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectus.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(h) and Section 6 shall at all times be effective.

10.           Notices.  All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered or telecopied to you at your address set forth for that purpose in the Terms Agreement, or if sent to the Company, shall be mailed, delivered or telecopied to the Company at Ameriprise Financial, Inc., 707 2nd Avenue South, Minneapolis, Minnesota 55474, Attention: Treasurer (Fax No. (612) 671-4555); with a copy to General Counsel (Fax No. (612) 671-3651).  Notices to any Underwriter pursuant to Section 6 hereof shall be mailed, delivered or telecopied to such Underwriter’s address furnished to the Company in writing for the purpose of communications hereunder.  Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11.           Parties.  This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 6 hereof, and no other person shall have any right or obligation hereunder.

In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in the Terms Agreement will be binding upon all the Underwriters.

12.           Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

13.           Counterparts.   This Agreement and the Terms Agreement may be executed by one or more of you and the Company in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

14.           No Fiduciary Duty.  (i) The purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

15.           Prior Agreements.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

16.           Waiver of Jury Trial.  The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

EXHIBIT I

AMERIPRISE FINANCIAL, INC.

[Insert specific title of securities*]

DELAYED DELIVERY CONTRACT

[Insert date of initial public offering]*

AMERIPRISE FINANCIAL, INC.

c/o*

Gentlemen:

The undersigned hereby agrees to purchase from Ameriprise Financial, Inc. (hereinafter called the “Company”), and the Company agrees to sell to the undersigned, [If one delayed closing, insert— as of the date hereof, for delivery on                   , 20    (“Delivery Date”)]

[$]

principal amount of the Company’s                                        [title of Securities] (the “Securities”), offered by the Company’s Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of    % of the principal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this contract.

[If two or more delayed closings, insert the following:

The undersigned will purchase from the Company, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

Delivery Date	Principal Amount

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

Payment for the Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to or upon the order of the Company to the account specified by the Company at              .M.,             time, on such Delivery Date against delivery to the undersigned of the Securities to be purchased by the undersigned through the facilities of The Depository Trust Company unless the undersigned shall otherwise instruct.

* To be completed when the Terms Agreement is executed by the parties thereto.

1

The obligation of the undersigned to take delivery of, and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have delivered to the Underwriters the principal amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above and received payment therefor.

Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

It is understood that the acceptance of this contract and any other similar contracts is in the Company’s sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis.  If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below.  This will become a binding contract between the Company and the undersigned when such counterpart is mailed or delivered.

This contract shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

(Name of Purchaser)

By

(Title of Signatory)

(Address of Purchaser)

2

Accepted, as of the above date.

AMERIPRISE FINANCIAL, INC.

By
(Title of Signatory)

3

EXHIBIT II

(1)           It is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations and the answer to Item 10 of Form S-3 of the Registration Statement is correct insofar as it relates to them.

(2)           In their opinion, the financial statements examined by them and incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder.

Include the following clauses modified appropriately in light of each of the documents incorporated by reference in the Prospectus and any interim results contained in the Prospectus.

(3)           On the basis of procedures referred to in such letter, including a reading of the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

[If a Quarterly Report on Form 10-Q or other SEC filing containing unaudited financial statements is incorporated by reference in the Prospectus, insert— (A) the unaudited financial statements included in the Company’s Quarterly Report(s) on Form 10-Q or [reference other SEC filing] for the quarter(s) ended                                , 20  [,] [and] [                            , 20  ] [and] [                            , 20  ] [, respectively,) do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder or are not stated on a basis substantially consistent with that of the audited financial statements included in the Company’s [Annual Report on Form 10-K] [insert other SEC filing] for the year ended                           , 20  ; or

[If unaudited interim financial information is included in the Prospectus and is derived from unaudited financial information included in a Quarterly Report on Form 10-Q referred to in (A) above, insert —(B) the unaudited information with respect to the results of operations [and financial position] for [and at the end of] the                  months ended                           , 20   and                           20  , included in the Prospectus under the caption “                      ” does not agree with the corresponding amounts in the unaudited financial statements referred to in Subsection (A), which were not included in the Prospectus but from which such unaudited information included in the Prospectus was derived, or was not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended                          , 20  ; or]

[If unaudited interim “capsule” information is included in the Prospectus but is not derived from unaudited financial information included or incorporated by reference in any incorporated document, insert—(C) the unaudited net income [Insert other applicable items] amount for the     month periods ended [Insert dates] included in the Prospectus were not determined on a basis substantially consistent with the corresponding amounts in the audited financial statements included [or incorporated by reference] in the Company’s Annual Report on Form 10-K for the year ended                                  , 20  , and do not agree with the corresponding amounts in the unaudited financial statements for such periods which were not included in the

1

Prospectus but from which such amounts were derived and that such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included [or incorporated by reference] in the Prospectus; or]

(D)          at the date of the latest available interim statement of consolidated financial position of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the shareholders’ equity or increase in total long-term debt of the Company and its subsidiaries or any decrease in the consolidated net assets as compared with amounts shown in the consolidated balance sheet as of     , 20   included [or incorporated by reference] in the Prospectus; or

(E)           for the period from [Insert date of latest statement of Income included or incorporated by reference in the Prospectus] to the date of the latest available interim consolidated statement of income of the Company and its subsidiaries and to a subsequent specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period of the previous year [If appropriate, insert —and with the period of corresponding length ended [Insert date of latest income statement included or incorporated by reference in the Prospectus]], in consolidated total revenue or consolidated net income, except in all cases for changes or decreases which the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

(4)           In addition to their examination referred to in their report(s) included [incorporated by reference] in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information, either directly or by analysis or computation, are derived from the general accounting records of the Company and its subsidiary) which are included [or incorporated by reference] in the Prospectus and appear in the Prospectus [or incorporated documents] under the captions “                        ”, and nothing caused them to believe that such dollar amounts, percentages and financial information were not in agreement with the general accounting records of the Company and its subsidiaries.

2

FORM OF TERMS AGREEMENT

, 20

AMERIPRISE FINANCIAL, INC.

707 2nd Avenue South

Minneapolis, Minnesota 55474

Attention:

Dear Sirs:

We (the “Representative(s)”) understand that Ameriprise Financial, Inc., a Delaware corporation (the “Company”), proposes to issue and sell     aggregate principal amount of its [title of securities] (the “Securities”).  Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriters named in the list attached hereto (the “Underwriters”) offer to purchase, severally and not jointly, the principal amount of Securities set forth therein opposite their respective names at      % of the principal amount thereof, together with accrued interest, if any, thereon from                        , 20   to the Closing Date.  The Closing Date shall be                                 , 20  , at                       .M. at the offices of                         .

The Securities shall have the following terms:

Title:

Maturity:

Interest rate:

Interest payment dates:

Redemption provisions:

Additional terms:

Listing, if any:

All the provisions contained in the document entitled “Ameriprise Financial, Inc.—Debt Securities—Underwriting Agreement Basic Provisions” and dated                  , 2005 (the “Basic Provisions”), a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Basic Provisions had been set forth in full herein.  Terms defined in the Basic Provisions are used herein as therein defined.

Pursuant to Section 4(h) of the Basic Provisions, the Company’s agreement to reimburse the Underwriters for expenses incurred in connection with (i) the matters referred to in Section 4(d) thereof and the preparation of memoranda relating thereto and (ii) the qualification of the Securities for offering and sale under state securities laws, will include fees and disbursements of counsel not in excess of $•.

Please accept this offer no later than             o’clock   .M. on                     , 20  , by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:

“We hereby accept your offer, set forth in the Terms Agreement, dated                            , 20  , to purchase the Securities on the terms set forth therein.”

Very truly yours,

By
Title:
Address:

Accepted:

AMERIPRISE FINANCIAL, INC.

By
Title:

SCHEDULE

Underwriter	Principal Amount of Securities to Be Purchased

Total